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                                                                   EXHIBIT 10.10

                              SUBLEASE AGREEMENT
                              ------------------

     THIS SUBLEASE AGREEMENT (this "Agreement") is made and entered into as of the ____ day of _______, 1996, by and between ATRIA COMMUNITIES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("Atria") and VENCOR, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("Vencor").


                            PRELIMINARY STATEMENT:
                            ----------------------

     A. Pursuant to that certain Lease dated March 13, 1996, by and between Northwestern National Life Insurance Company, a Minnesota corporation, as
Lessor (the "Lessor"), and Vencor, as lessor (the "Lease"), the Lessor leased to Vencor the second and third floors of the building commonly known as the 515 Building located at 515 West Market Street, Louisville, Kentucky.

     B. Vencor has agreed to sublease to Atria 4,000 square feet of the Premises.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

     1. DEMISE. Vencor hereby sublets to Atria, and Atria hereby sublets from Vencor, 4,000 square feet on the second floor of the Premises (the "Subleased Premises"). Except for such terms and conditions as are specifically set forth in this agreement, the subletting of the Premises by Vencor to Atria shall be on the same terms and conditions as are contained in the Lease, all of which terms and conditions are hereby incorporated by reference herein and made a part hereof. All capitalized terms used herein which are not defined herein shall have the meaning assigned thereto in the Lease.

     2. Term; Renewals. The term of this Agreement shall be coterminous with the term of the Lease; provided that Atria or Vencor may terminate this Agreement at any time upon 60 days prior written notice to the other party hereunder. In the event Vencor shall exercise its option to terminate the Lease under Section 33


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thereof, this Sublease shall terminate and Atria shall pay its prorata share of the Termination Fee payable to the Landlord under Section 33.

     3. RENT. During the term of this Agreement, Atria shall pay to Vencor as monthly rent for the Subleased Premises 1/12th of the product of (i) the rental rate per square foot of Rentable Area of the Subleased premises per year as set forth in the Lease, times (ii) the number of square feet of Rentable area of the Subleased Premises (4,000). The Rent shall be paid in advance on the first (1st) day of each month during the term of this Agreement. If this Agreement commences or terminates on a day other than the first (1st) day of the calendar month, Rent shall be prorated on a daily basis. Atria further agrees to pay its pro rata share of Operating Costs Increases and all other amounts payable to Lessor by Vencor under the Lease. Atria's pro rata share of such Operating Costs Increases and other amounts shall be paid by Atria to Vencor as and when due under the terms of the Lease. Atria's pro rata share shall be determined by dividing the square footage of the Sublease Premises by the total square footage of the Premises.

     4.   ASSUMPTION OF OBLIGATIONS BY ATRIA.

          (a) ASSUMPTION. Atria hereby assumes and agrees to perform when due, all of the duties, obligations, liabilities and covenants with respect to the Subleased Premises binding upon Vencor under the Lease from and after the date of this Agreement, including, but not limited to, the payment of Base Rent

          (b) INCORPORATION OF LEASE. Insofar as the provisions of the Lease do not conflict with specific provisions herein contained, they and each of them are incorporated into this Agreement as fully as if completely rewritten herein, and Atria agrees to be bound by all of the terms of the Lease (to the extent of this Agreement) and to assume and perform all of the obligations and responsibilities that Vencor is to perform under the Lease with respect to the Subleased Premises, and to indemnify and hold harmless Vencor from any claim or liability under the Lease with respect to Atria's use, occupancy and enjoyment of the Subleased Premises.


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     5.   LIABILITY AND INDEMNITY.  Atria agrees that it will indemnify and hold harmless Vencor from and against all suits, claims, and actions of every kind by reason of any breach, violation, or nonperformance of any term or condition on the part of Atria. Additionally, Atria agrees to indemnify and hold Vencor harmless from and against all claims, actions, damages, liabilities and expenses asserted against Vencor on account of injuries to persons (including death) or damage to property when and to the extent that any such damage or injury is not attributable to the negligence of Vencor or Lessor, and which may be caused by an act or omission of Atria or any of its agents, employees, contractors, invitees (while such invitees are on the Premises or the Subleased Premises), or of any other persons entering upon the Premises or the Subleased Premises under or with the express or implied invitation of Atria, or if any such injury or damage may in any other way arise from or out of the occupancy or use by Atria, its agents, employees and invitees of the Subleased Premises.

     6. NO RELEASE OF VENCOR. Notwithstanding the subletting to Atria or the assumption described in this Agreement, nothing contained herein shall be construed to release or discharge Vencor in any way from the performance of any of its duties, obligations, liabilities and covenants to Lessor under the Lease.


     7. REPRESENTATIONS AND WARRANTIES OF VENCOR. Vencor hereby represents and warrants to Atria as follows:

          (a) To its knowledge, the copy of the Lease attached hereto and made a part hereof by this reference as EXHIBIT A constitutes the entire written agreement between Lessor and Vencor with respect to the Premises, and there are no other written riders, amendments, modifications or supplements thereto presently in effect;

          (b) The Lease is in full force and effect in accordance with its terms; and

          (c) The execution and delivery of this Agreement by Vencor has been duly authorized and approved by all requisite corporate action.


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     8. Assignment and Subletting. No assignment of this Agreement or subletting of the Subleased Premises or any part thereof shall be made by Atria without the prior written consent of Vencor and Lessor. In the event of any such assignment or sublease, Atria shall always remain primarily liable as a principal and not as a guarantor for the payment of all obligations and liabilities due Vencor, under the Lease and for compliance with and performance of all of the covenants and conditions of this Agreement and the Lease, on the part of Atria to be performed.

     9. Representations and Warranties of Atria. Atria hereby represents and warrants to Vencor that the execution and delivery of this Agreement by Atria has been duly authorized and approved by all requisite corporate action.

     10.  Defaults; Remedies.

          (a) Defaults by Atria. Each of the following shall constitute an "Event of Default" hereunder.

               (i) if Atria fails to pay any rental payment within five (5) days of its due date; or

               (ii) if Atria shall fail to observe or perform any other liability or obligation to be performed by Atria hereunder or under the Lease; or

               (iii) if Atria performs or fails to perform any event which constitutes a "default" by Vencor under the Lease.

          (b) Remedies. Upon the occurrence of an Event of Default hereunder, Vencor shall have the same rights and remedies under this Agreement as Lessor has under the Lease in the event of a default by Vencor under the Lease.

     11. Notices. All notices, mailings and communications relative to this Agreement shall be in writing and shall be personally delivered and receipted, telecopied or sent by facsimile, sent by a nationally recognized overnight courier service, or delivered by registered U.S. mail, proper postage prepaid, return receipt requested, and in any such event delivered and addressed to the parties as follows:

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If to Vencor:                          Vencor, Inc.
                                       3300 Providian Center
                                       Suite 200
                                       Louisville, Kentucky 40202
                                       Attention:  Director of Finance

If to Atria:                           Atria Communities, Inc.
                                       515 West Market Street
                                       Louisville, Kentucky 40202
                                       Attention:  Timothy Wesley

Any notice which is personally delivered shall be effective when delivered and any notice which is delivered by any other means shall be effective when received. Any party may change its address for receiving notices and communications by giving the other appropriate written notice thereof.

     12. Binding Effect. All of the terms, conditions, covenants, stipulations and agreements to be performed by any of the parties hereto shall be binding upon their respective successors, legal representatives and assigns.

     IN TESTIMONY WHEREOF, witness the signatures of the parties hereto as of the day, month and year first above written.

                                       VENCOR, INC.



                                       By:
                                          -------------------------------
                                       Title:
                                             ----------------------------

                                                      ("Vencor")



                                       ATRIA COMMUNITIES, INC.


                                       By:
                                          -------------------------------
                                       Title:
                                             ----------------------------

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                                                         ("Atria")

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